UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2008

NEW CENTURY BANCORP, INC.

(Exact name of registrant as specified in its charter)

North Carolina	000-50400	20-0218264
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

700 W. Cumberland Street, Dunn, North Carolina	28334
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (910) 892-7080

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d) On April 1, 2008, New Century Bancorp, Inc. (the “Registrant”) appointed a new board of directors following the recent merger of its two subsidiary banks, New Century Bank and New Century Bank South. J. Gary Ciccone was elected chairman of the board. C. L. “Bozie” Tart will serve as vice chairman of the board. Other members of the board include the following, all of whom have previously served on the boards of the Registrant, New Century Bank, or New Century Bank South:

T. Dixon Dickens
T. C. Godwin, Jr.
Oscar N. Harris
Gerald W. Hayes
William L. Hedgepeth II
D. Ralph Huff III
John W. McCauley
Carlie C. McLamb
Michael S. McLamb
Raymond L. Mulkey, Jr.
Anthony E. “Tony” Rand
James H. Smith
Lyndo W. Tippett

The directors have been named to the following committees of the board of directors:

Audit Committee	ALCO Committee
Oscar N. Harris, Chairman	Michael S. McLamb, Chairman
T. C. Godwin, Jr.	Lyndo W. Tippett
John W. McCauley	Raymond L. Mulkey, Jr.
J. Gary Ciccone	Carlie C. McLamb
C. L. “Bozie” Tart	D. Ralph Huff III

Compensation Committee	Loan Committee
T. C. Godwin, Jr., Chairman	John W. McCauley, Chairman
Lyndo W. Tippett	J. Gary Ciccone
Oscar N. Harris	James H. Smith
James H. Smith	Raymond L. Mulkey, Jr.
Michael S. McLamb	T. Dixon Dickens
Anthony E. “Tony” Rand	C. L. “Bozie” Tart

Executive Committee	Building Committee
J. Gary Ciccone, Chairman	D. Ralph Huff III, Chairman
C. L. “Bozie” Tart, Vice Chairman	Carlie C. McLamb
Oscar N. Harris	Michael S. McLamb
John W. McCauley	C. L. “Bozie” Tart
Gerald W. Hayes	Gerald W. Hayes
T. C. Godwin, Jr.	T. Dixon Dickens
James H. Smith
Carlie C. McLamb
William L. Hedgepeth II

Nominating Committee
Carlie C. McLamb, Chairman
Gerald W. Hayes
J. Gary Ciccone

The Registrant’s subsidiary bank has had, and expects to have in the future, banking transactions in the ordinary course of business with certain of its current directors, nominees for director, executive officers, and their associates. All loans included in such transactions will be made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time such loans were made for comparable transactions with other persons, and will not involve more than the normal risk of collectibility or present other unfavorable features.

A copy of the press release announcing the appointment of the new directors is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release dated April 4, 2008 regarding the new board of directors and chairman of New Century Bancorp, Inc.

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY BANCORP, INC.

	By:	/s/ Lisa F. Campbell
Lisa F. Campbell
Executive Vice President, Chief Financial Officer, and Chief Operating Officer
Dated: April 7, 2008

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release dated April 4, 2008 regarding the new board of directors and chairman of New Century Bancorp, Inc.